Exhibit 99.1

TR-1: Standard form for notification of major holdings

1. Issuer Details

ISIN

IE00BWT6H894

Issuer Name

Flutter Entertainment plc

UK or Non-UK Issuer

Non-UK

2. Reason for Notification

An acquisition or disposal of voting rights

3. Details of person subject to the notification obligation

Name

BlackRock, Inc.

City of registered office (if applicable)

Wilmington

Country of registered office (if applicable)

USA

4. Details of the shareholder

Full name of shareholder(s) if different from the person(s) subject to the notification obligation, above

City of registered office (if applicable)

Country of registered office (if applicable)

5. Date on which the threshold was crossed or reached

30-May-2024

6. Date on which Issuer notified

31-May-2024

7. Total positions of person(s) subject to the notification obligation

% of voting rights attached to shares (total of 8.A)	% of voting rights through financial instruments (total of 8.B 1 + 8.B 2)	Total of both in % (8.A + 8.B)	Total number of voting rights held in issuer

Resulting situation on the date on which threshold was crossed or reached	Below 5%	Below 5%	Below 5%	Below 5%
Position of previous notification (if applicable)	4.930000	0.600000	5.530000

8. Notified details of the resulting situation on the date on which the threshold was crossed or reached

8A. Voting rights attached to shares

Class/Type of shares ISIN code(if possible)	Number of direct voting rights (DTR5.1)	Number of indirect voting rights (DTR5.2.1)	% of direct voting rights (DTR5.1)	% of indirect voting rights (DTR5.2.1)
IE00BWT6H894		Below 5%		Below 5%
Sub Total 8.A	Below 5%		Below 5%

8B1. Financial Instruments according to (DTR5.3.1R.(1) (a))

Type of financial instrument	Expiration date	Exercise/conversion period	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights
Securities Lending			Below 5%	Below 5%
Sub Total 8.B1			Below 5%	Below 5%

8B2. Financial Instruments with similar economic effect according to (DTR5.3.1R.(1) (b))

Type of financial instrument	Expiration date	Exercise/conversion period	Physical or cash settlement	Number of voting rights	% of voting rights
CFD			Cash	Below 5%	Below 5%
Sub Total 8.B2				Below 5%	Below 5%

9. Information in relation to the person subject to the notification obligation

2. Full chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held starting with the ultimate controlling natural person or legal entities (please add additional rows as necessary)

Ultimate controlling person	Name of controlled undertaking	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold

BlackRock, Inc. (Chain 1)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 1)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 1)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 1)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 1)	BlackRock (Singapore) Holdco Pte. Ltd.

BlackRock, Inc. (Chain 1)	BlackRock HK Holdco Limited

BlackRock, Inc. (Chain 1)	BlackRock Lux Finco S.a.r.l.

BlackRock, Inc. (Chain 1)	BlackRock Japan Holdings GK

BlackRock, Inc. (Chain 1)	BlackRock Japan Co., Ltd.

BlackRock, Inc. (Chain 2)	Trident Merger, LLC

BlackRock, Inc. (Chain 2)	BlackRock Investment Management, LLC

BlackRock, Inc. (Chain 3)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 3)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 3)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 3)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 3)	BlackRock Holdco 3, LLC

BlackRock, Inc. (Chain 3)	BlackRock Cayman 1 LP

BlackRock, Inc. (Chain 3)	BlackRock Cayman West Bay Finco Limited

BlackRock, Inc. (Chain 3)	BlackRock Cayman West Bay IV Limited

BlackRock, Inc. (Chain 3)	BlackRock Group Limited

BlackRock, Inc. (Chain 3)	BlackRock Finance Europe Limited

BlackRock, Inc. (Chain 3)	BlackRock Investment Management (UK) Limited

BlackRock, Inc. (Chain 4)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 4)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 4)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 4)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 4)	BlackRock Australia Holdco Pty. Ltd.

BlackRock, Inc. (Chain 4)	BlackRock Investment Management (Australia) Limited

BlackRock, Inc. (Chain 5)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 5)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 5)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 5)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 5)	BlackRock Holdco 3, LLC

BlackRock, Inc. (Chain 5)	BlackRock Cayman 1 LP

BlackRock, Inc. (Chain 5)	BlackRock Cayman West Bay Finco Limited

BlackRock, Inc. (Chain 5)	BlackRock Cayman West Bay IV Limited

BlackRock, Inc. (Chain 5)	BlackRock Group Limited

BlackRock, Inc. (Chain 5)	BlackRock International Limited

BlackRock, Inc. (Chain 6)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 6)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 6)	BlackRock Holdco 4, LLC

BlackRock, Inc. (Chain 6)	BlackRock Holdco 6, LLC

BlackRock, Inc. (Chain 6)	BlackRock Delaware Holdings Inc.

BlackRock, Inc. (Chain 6)	BlackRock Institutional Trust Company,

National Association

BlackRock, Inc. (Chain 7)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 7)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 7)	BlackRock Holdco 4, LLC

BlackRock, Inc. (Chain 7)	BlackRock Holdco 6, LLC

BlackRock, Inc. (Chain 7)	BlackRock Delaware Holdings Inc.

BlackRock, Inc. (Chain 7)	BlackRock Fund Advisors

BlackRock, Inc. (Chain 8)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 8)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 9)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 9)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 9)	BlackRock International Holdings, Inc.

BlackRock,	BR Jersey

Inc. (Chain 9)	International Holdings L.P.

BlackRock, Inc. (Chain 9)	BlackRock (Singapore) Holdco Pte. Ltd.

BlackRock, Inc. (Chain 9)	BlackRock HK Holdco Limited

BlackRock, Inc. (Chain 9)	BlackRock Asset Management North Asia Limited

BlackRock, Inc. (Chain 10)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 10)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 10)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 10)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 10)	BlackRock Holdco 3, LLC

BlackRock, Inc. (Chain 10)	BlackRock Cayman 1 LP

BlackRock, Inc. (Chain 10)	BlackRock Cayman West Bay Finco Limited

BlackRock, Inc. (Chain 10)	BlackRock Cayman West Bay IV Limited

BlackRock,	BlackRock Group

Inc. (Chain 10)	Limited

BlackRock, Inc. (Chain 10)	BlackRock Finance Europe Limited

BlackRock, Inc. (Chain 10)	BlackRock (Netherlands) B.V.

BlackRock, Inc. (Chain 10)	BlackRock Asset Management Deutschland AG

BlackRock, Inc. (Chain 11)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 11)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 11)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 11)	BlackRock Canada Holdings ULC

BlackRock, Inc. (Chain 11)	BlackRock Asset Management Canada Limited

BlackRock, Inc. (Chain 12)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 12)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 12)	BlackRock Capital Holdings, Inc.

BlackRock,	BlackRock

Inc. (Chain 12)	Advisors, LLC

BlackRock, Inc. (Chain 13)	BlackRock Holdco 2, Inc.

BlackRock, Inc. (Chain 13)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 13)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 13)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 13)	BlackRock Holdco 3, LLC

BlackRock, Inc. (Chain 13)	BlackRock Cayman 1 LP

BlackRock, Inc. (Chain 13)	BlackRock Cayman West Bay Finco Limited

BlackRock, Inc. (Chain 13)	BlackRock Cayman West Bay IV Limited

BlackRock, Inc. (Chain 13)	BlackRock Group Limited

BlackRock, Inc. (Chain 13)	BlackRock Finance Europe Limited

BlackRock, Inc. (Chain 13)	BlackRock Advisors (UK) Limited

BlackRock,	BlackRock Holdco

Inc. (Chain 14)	2, Inc.

BlackRock, Inc. (Chain 14)	BlackRock Financial Management, Inc.

BlackRock, Inc. (Chain 14)	BlackRock International Holdings, Inc.

BlackRock, Inc. (Chain 14)	BR Jersey International Holdings L.P.

BlackRock, Inc. (Chain 14)	BlackRock (Singapore) Holdco Pte. Ltd.

BlackRock, Inc. (Chain 14)	BlackRock (Singapore) Limited

BlackRock, Inc. (Chain 15)	Trident Merger, LLC

BlackRock, Inc. (Chain 15)	BlackRock Investment Management, LLC

BlackRock, Inc. (Chain 15)	Amethyst Intermediate, LLC

BlackRock, Inc. (Chain 15)	Aperio Holdings, LLC

BlackRock, Inc. (Chain 15)	Aperio Group, LLC

10. In case of proxy voting

Name of the proxy holder

The number and % of voting rights held

The date until which the voting rights will be held

11. Additional Information

BlackRock Regulatory Threshold Reporting Team Jana Blumenstein 020 7743 3650

12. Date of Completion

31st May 2024

13. Place Of Completion

12 Throgmorton Avenue, London, EC2N 2DL, U.K.